UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 2, 2026, Trinseo PLC (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the NYSE had determined to commence proceedings to delist the Company’s ordinary shares. As stated in the Notice, the NYSE reached its decision to delist the Company’s securities pursuant to Section 802.01B of the NYSE Listed Company Manual because the Company had fallen below the NYSE continued listing standard requiring listed companies to maintain an average market capitalization over a 30-trading day period of at least $15 million. The Notice also stated that trading in the Company’s ordinary shares would be suspended immediately.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2025, the Company received written notice from the NYSE that it was no longer in compliance with Section 802.01B of the NYSE Listed Company Manual due to the fact that the Company’s average total market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, its stockholders’ equity was less than $50 million. In addition, the Company also received written notice from the NYSE indicating that it was not in compliance with the NYSE’s continued listing standard set forth in Section 802.01C because its average closing share price had fallen below $1.00 per share for 30 consecutive trading days.

As stated in the Notice, the NYSE will file a Form 25 with the SEC to delist the Company’s ordinary shares from the NYSE upon completion of applicable procedures. The delisting will be effective 10 days after the filing of the Form 25. None of the Notice, suspension of trading or delisting from the NYSE is expected to affect the Company’s business operations, its relationships with partners or employees or its current SEC reporting obligations.

Upon suspension of trading and delisting of the Company’s ordinary shares from the NYSE, transfers of ordinary shares will be subject to Irish stamp duty at a rate of 1% of the higher of the purchase price or the market value of the shares, unless an exemption or relief is available to the purchaser. The Company’s clearing and settlement agent, Depository Trust Company (“DTC”), has notified the Company that as a result of the application of Irish stamp duty it will cease clearing or settling trades in our ordinary shares and will transfer all positions to our transfer agent. Therefore, shareholders may not be able to continue to trade our ordinary shares without transferring their shares to another clearing and settlement agent, or into a registered position directly with the Company’s transfer agent.

Following suspension of trading on the NYSE, the Company’s ordinary shares may begin trading on the OTC Pink Limited Market operated by OTC Markets Group, Inc., a substantially more limited market than the NYSE. However, the Company can provide no assurance that its ordinary shares will traded or be quoted on this market or any other market, or, if such trading or quotation does commence, that such trading will continue, whether broker-dealers will continue to provide public quotes of its ordinary shares on any market, or whether the trading volume of its ordinary shares will be sufficient to provide for an efficient trading market for existing and potential holders of its ordinary shares. Shareholders are advised to consult with their own tax and legal counsel regarding the potential issues related to trading the ordinary shares following the suspension of trading and delisting from the NYSE or Irish stamp duty application. Shareholders are advised to consult with their brokers to inquire about the process to register their ordinary shares into a direct position in their name with the Company’s transfer agent, Computershare Trust Company, N.A., if they wish to sell their shares in the Company.

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” ”estimate,” “see,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would,” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy, our current indebtedness, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, whether the Company’s ordinary shares will trade or be quoted on OTC Pink Limited Market or any other market; whether such trading or quotation will continue if commenced; whether broker-dealers will continue to provide public quotes of the Company’s ordinary shares; whether the trading volume of the Company’s ordinary shares will be sufficient to provide for an efficient trading market; the application of Irish stamp duty to trading of the Company’s ordinary shares; conditions in the global economy and capital markets, including persistent decreased customer demand and the impact of tariffs on global trade relations; our ability to successfully generate cost savings through restructuring and cost reduction initiatives; our ability to successfully execute our business and transformation strategy; increased costs or disruption in the supply of raw materials; deterioration of our credit profile limiting our access to commercial credit; increased energy costs; the timing of, and our ability to complete, a sale of our interest in Americas Styrenics; compliance with laws and regulations impacting our business; any disruptions in production at our chemical manufacturing facilities, including those resulting from accidental spills or discharges; our current and future levels of indebtedness and our ability to service, repay or refinance our indebtedness; our ability to meet the covenants under our existing indebtedness; our ability to generate cash flows from operations and achieve our forecasted cash flows; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A -"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

ITEM 9.01	Exhibits.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: March 3, 2026